UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 21, 2022
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001719959
CD 2017-CD6 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001013454
Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001701238
Citi Real Estate Funding Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001624053
Argentic Real Estate Finance LLC
(Exact name of sponsor as specified in its charter)

New York	333-206705-11	38-4046766 38-4046767 38-4046768 38-4052526 38-7196193
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045

(Address of principal executive offices of the issuing entity)

(212) 250-2500
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.04 Failure to Make a Required Distribution.

The Certificate Administrator made distributions to the Certificateholders on the June 15, 2022 and July 15, 2022 Distribution Dates.  The Certificate Administrator was subsequently notified by the Master Servicer after the July 15, 2022 Distribution Date of payment revisions to the Certificateholders for both Distribution Dates.  The payment revisions were made to reflect receipt of the payoff amounts for the Troy Officentre Portfolio Mortgage Loan (Loan Number 5 on Annex A-1 of the prospectus of the registrant relating to the issuing entity filed on November 30, 2017 pursuant to Rule 424(b)(2)) and the distribution of such payoff amounts as a distribution of additional principal payments to the Class A-2 Certificateholders on the June 15, 2022 Distribution Date. These principal distribution amounts were included in the amounts distributed to the Class A-2 Certificateholders on the July 15, 2022 Distribution Date.  The Monthly Distribution Report for the June 15, 2022 Distribution Date was revised to reflect additional principal payment of $38,787,182.59 to the Class A-2 Certificateholders, and the Monthly Distribution Report for the July 15, 2022 Distribution Date will reflect the distribution of such amounts to the Class A-2 Certificateholders on the June 15, 2022 Distribution Date, and adjustments to the interest distribution amounts to Certificateholders of certain classes of certificates to reflect such payment adjustment.  These payment revisions include a net increase of $1,360.79 in the total interest distributions to Certificateholders for the July 15, 2022 Distribution Date to adjust for prior interest shortfalls.  The principal distribution and interest distribution amounts reported on the Monthly Distribution Report for the July 15, 2022 Distribution Date reflect these payment revisions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation
(Depositor)

/s/ Matt Smith
Matt Smith, Director

Date:  July 27, 2022

/s/ R. Chris Jones
R. Chris Jones, Director

Date:  July 27, 2022